UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 12, 2025

BMO 2025-C12 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002061839)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Goldman Sachs Mortgage Company

(Central Index Key number: 0001541502)

German American Capital Corporation

(Central Index Key number: 0001541294)

Ladder Capital Finance LLC

(Central Index Key number: 0001541468)

LMF Commercial, LLC

(Central Index Key number: 0001592182)

KeyBank National Association

(Central Index Key number: 0001089877)

Zions Bancorporation, N.A.

(Central Index Key number: 0000109380)

Societe Generale Financial Corporation

(Central Index Key number: 0001755531)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

UBS AG

(Central Index Key number: 0001685185)

Natixis Real Estate Capital LLC

(Central Index Key number: 0001542256)

(Exact name of sponsors as specified in their charters)

Delaware	333-280224-07	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 12, 2025 (the “Closing Date”), BMO Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2025 (the “Pooling and Servicing Agreement”), between the Depositor, as Depositor, Trimont LLC, as Master Servicer, Rialto Capital Advisors, LLC, as Special Servicer, Pentalpha Surveillance LLC, as Operating Advisor and as Asset Representations Reviewer, and Citibank, N.A., as Certificate Administrator and as Trustee, of the BMO 2025-C12 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2025-C12 (the “Certificates”) and the Uncertificated VRR Interest. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement was attached as Exhibit 4.1 to the Depositor’s Current Report on Form 8-K/A, filed with the Securities and Exchange Commission (the “Commission”) on June 12, 2025 under Commission File No. 333-280224-07.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), and (ii) the Class X-D, Class D, Class E, Class F-RR, Class XFRR, Class G-RR, Class XGRR, Class J-RR, Class XJRR and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $561,955,000, were sold to BMO Capital Markets Corp. (“BMO Capital Markets”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), KeyBanc Capital Markets Inc. (“KeyBanc Capital”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”), Drexel Hamilton, LLC (“Drexel”), Mischler Financial Group, Inc. (“Mischler”) and Natixis Securities Americas LLC (“Natixis” and, together with BMO Capital Markets, DBSI, GS&Co., KeyBanc Capital, SGAS, UBS Securities, Academy, Bancroft, Drexel and Mischler, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of May 21, 2025 (the “Underwriting Agreement”), between the Depositor and the Underwriters. BMO Capital Markets, DBSI, GS&Co., KeyBanc Capital, SGAS and UBS Securities are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated May 15, 2025, and by the Prospectus, dated May 21, 2025 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5. The Prospectus was filed with the Commission on May 23, 2025 under Commission File Number 333-280224-07.

All of the Private Certificates, having an aggregate initial principal amount of $66,806,318 were sold to BMO Capital Markets, DBSI, GS&Co., KeyBanc Capital, SGAS, UBS Securities, Academy, Bancroft, Drexel, Mischler and Natixis (together with BMO Capital Markets, DBSI, GS&Co., KeyBanc Capital, SGAS, UBS Securities, Academy, Bancroft, Drexel and Mischler, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of May 21, 2025 between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The net proceeds of the sale of the Certificates and the Uncertificated VRR Interest were applied to the purchase of the Mortgage Loans by the Depositor from Bank of Montreal (“BMO”), German American Capital Corporation, Goldman Sachs Mortgage Company (“GSMC”), KeyBank National

Association, Ladder Capital Finance LLC, LMF Commercial, LLC, Natixis Real Estate Capital LLC, Societe Generale Financial Corporation, Starwood Mortgage Capital LLC, UBS AG and Zions Bancorporation, N.A. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,200,194.34, were approximately $631,252,764.02. Of the expenses paid by the Depositor, approximately $369,149.00 were paid directly to affiliates of the Depositor, approximately $80,000.00 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $127,260.00 were paid to or for the counsel to the Underwriters and the Initial Purchasers, and approximately $4,623,785.34 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding sales of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) attached as Exhibit 1 to the Depositor’s Current Report on Form 8-K, filed with the Commission on May 23, 2025 under Commission File No. 333-280224-07, and in the Prospectus. The related registration statement (file no. 333-280224) was originally declared effective on October 10, 2024.

GSMC, in its capacity as “retaining sponsor” (as such term is defined in Regulation RR (17 C.F.R. Part 246) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) is satisfying a portion of its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the acquisition from the Depositor, on the Closing Date in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, of a “single vertical security” (as defined in Regulation RR) that is an “eligible vertical interest” (as defined in Regulation RR) in the Issuing Entity, with an aggregate initial principal balance of approximately $12,112,516 as of the Closing Date, consisting of the Uncertificated VRR Interest retained by GSMC (the “Combined VRR Interest”) directly or through a “majority-owned affiliate” (as defined in Regulation RR). The Combined VRR Interest represents at least 1.8900% of the sum of the initial certificate balance of all of the Certificates and the aggregate initial principal balance of the Uncertificated VRR Interest as of the Closing Date. The Combined VRR Interest will entitle the holder thereof to a specified percentage of the amounts paid on each other class of ABS interests in the Issuing Entity. On the Closing Date, pursuant to the GSMC Mortgage Loan Purchase Agreement, GSMC received, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, as partial consideration for the Mortgage Loans and/or portions thereof that GSMC transferred to the Depositor, the Combined VRR Interest in the form of the Uncertificated VRR Interest with an initial principal balance of $12,112,516.

GSMC, in its capacity as “retaining sponsor”, is satisfying the remainder of its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by RREF V - D AIV RR L, LLC of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class F-RR, Class XFRR, Class G-RR, Class XGRR, Class J-RR and Class XJRR Certificates.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 12, 2025

Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 12, 2025 (included as part of Exhibit 5)

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 12, 2025 (included as part of Exhibit 5)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2025	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2025-C12 – Form 8-K (Closing)